ZAMAGE DIGITAL IMAGING, INC.

(Formerly known as SPM GROUP, INC.)

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

November 15, 2001

Date of Report

(Date of Earliest Event Reported)

Commission File number: 0-9410

ZAMAGE DIGITAL IMAGING, INC.

(Formerly known as SPM GROUP, INC.)

(Exact name of registrant as specified in charter)

Colorado	83-0233011
State or other jurisdiction of incorporation or organization	(I.R.S. Employer I.D. No.)

Address of principal executive offices: 1050 Boundary Road, Burnaby, British Columbia, Canada V5K 4T3

Issuer's telephone number, including area code: 604-298-0085

Former Name or Former Address if changed Since Last Report: SPM Group, Inc., 5882 South 900 East, Suite 202, Salt Lake City, Utah 84121

Item 1. Changes in Control of Registrant.

Pursuant to a vote of the majority of the outstanding shares of the Company, an Agreement and Plan of Reorganization between SPM Group, Inc. and Zamage Digital Imaging, Inc. was approved, whereby 18,563,795 shares of SPM Group, Inc. were exchanged for all of the issued and outstanding shares of Zamage Digital Imaging, effective November 15, 2001.

Item 2. Acquisition or Disposition of Assets.

None; not applicable

Item 3. Bankruptcy or Receivership.

None; not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

None; not applicable.

Item 5. Other Events.

Pursuant to a vote of the majority of the outstanding shares of the Company, the Company changed its name from SPM Group, Inc. to Zamage Digital Imaging, Inc.

Item 6. Resignations of Directors and Executive Officers.

None; not applicable

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

To be filed within 60 days.

(b) Pro Forma Financial Information.

To be filed within 60 days.

(c) Exhibits.

Exhibit Number Description of Exhibit

------------------- -------------------------------------

99 Agreement and Plan of Reorganization

* Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8. Change in Fiscal Year.

None; not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

None; not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAMAGE DIGITAL IMAGING, INC.

(Formerly known as SPM GROUP, INC.)

Date: 11/21/2001 By /s/ Stewart Irvine

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Stewart Irvine, Chief Executive Officer